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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2001

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 369-3600

Item 5. Other Events.

    On September 24, 2001, FedEx Corporation (the "Corporation") issued a press release announcing that its Board of Directors had authorized the repurchase of up to 5 million shares of the Corporation's common stock. The Corporation stated that the purchases may be made in the open market and in negotiated or block transactions (see Exhibit 99.1).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.
Exhibit Number	Description
99.1	Press Release of FedEx Corporation dated September 24, 2001.

2

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation
Date: September 25, 2001	By:	/s/ James S. Hudson James S. Hudson Corporate Vice President— Strategic Financial Planning and Control
Federal Express Corporation
Date: September 25, 2001	By:	/s/ Michael W. Hillard Michael W. Hillard Vice President and Controller

3

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of FedEx Corporation dated September 24, 2001.

E–1

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX